UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2020

Aethlon Medical, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37487	13-3632859
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

9635 Granite Ridge Drive, Suite 100 San Diego, California		92123
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 858-459-7800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AEMD	The Nasdaq Capital Market

Item 1.01     Entry into a Material Definitive Agreement.

On January 17, 2020, Aethlon Medical, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with certain institutional investors (the “Purchasers”), pursuant to which the Company agreed to sell and issue, in a registered direct offering, an aggregate of 1,885,378 of the Company’s common stock (the “Common Stock”) at a purchase price per share of $2.00 (the “Shares”), for aggregate gross proceeds to the Company of approximately $3.77 million, before deducting fees payable to the placement agent and other estimated offering expenses payable by the Company (the “Registered Offering”). The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2019, as amended, and was declared effective on August 1, 2019 (File No. 333-231397) (the “Registration Statement”) and a prospectus supplement thereunder.

Pursuant to the Purchase Agreements, in a concurrent private placement, the Company has also agreed to sell and issue to the Purchasers warrants (the “Purchase Warrants”) to purchase up to 942,689 shares of Common Stock (the “Private Placement” and together with the Registered Offering, the “Offering”). The Purchase Warrants will be exercisable immediately at an exercise price of $2.75 per share and will expire five and one-half years from the issuance date. The Offering is expected to close on or about January 22, 2020, subject to customary closing conditions.

The Purchase Warrants and the shares of Common Stock issuable upon exercise of the Purchase Warrants (the “Purchase Warrant Shares”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder. In connection with the each Purchaser’s execution of a Purchase Agreement, each such Purchaser represented to the Company that it is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. Each Purchaser, either alone or together with its representatives, has sufficient knowledge and experience to be considered a sophisticated investor, has access to the type of information normally provided in a prospectus for a registered securities offering, and has agreed not to resell or distribute the Purchase Warrants or the Purchase Warrant Shares to the public except pursuant to sales registered or exempted under the Securities Act.

Pursuant to a letter agreement dated as of January 16, 2020, the Company engaged H.C. Wainwright & Co., LLC (“Wainwright”) to act as its exclusive placement agent in connection with the Offering. The Company has agreed to pay Wainwright a cash fee of 6.0% of the aggregate gross proceeds in the Offering, excluding the proceeds, if any, from the exercise of the Purchase Warrants. The Company also agreed to pay Wainwright an additional 1.0% of the aggregate gross proceeds in the Offering as a management fee and to pay Wainwright for certain expenses in connection with the Offering in an aggregate amount not to exceed $82,900. In addition, Wainwright will also receive placement agent warrants on substantially the same terms as Purchase Warrants in an amount equal to 3.0% of the aggregate number of Shares sold in the offering, or 56,561 shares of Common Stock, at an exercise price of $2.50 per share and a term expiring on January 17, 2025.

The foregoing descriptions of the Purchase Agreements and the Purchase Warrants are not complete and are qualified in their entireties by reference to the full text of the Purchase Agreements and the Purchase Warrants, copies of which are filed herewith as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. On January 17, 2020, the Company also issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 8.01     Other Events.

Pursuant to that certain Common Stock Sales Agreement, dated as of June 28, 2016, by and between the Company and Wainwright, as amended (the “Sales Agreement”), the Company may offer and sell, from time to time, shares of Common Stock through Wainwright, acting as agent, through an “at the market offering” as defined in Rule 415(a)(4) (the “ATM Offering”) promulgated under the Securities Act. On August 20, 2019, pursuant to the ATM Offering, the Company filed a prospectus supplement pursuant to which the Company may offer and sell, from time to time, shares of Common Stock having an aggregate offering price of up to $1.25 million through Wainwright (the “ATM Prospectus Supplement”). From August 20, 2019 to January 17, 2020, the Company issued 610,762 shares of Common Stock at an average price of $0.93 per share through the ATM Prospectus Supplement, resulting in net proceeds to the Company of $568,433. The Company paid a commission equal to 3.0% of the gross proceeds from the sale of shares of its Common Stock under the ATM Prospectus Supplement. The Company terminated the ATM Prospectus Supplement on January 17, 2020, but the Sales Agreement remains in full force and effect. As of January 17, 2020, the Company had 5,076,349 shares of its Common Stock outstanding.

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This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to a number of risks and uncertainties, including statements about the Offering, the consummation of the Offering, the size of the Offering, the expected proceeds from the Offering, the intended use of proceeds and the timing of the closing of the Offering. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from those implied by such statements, and therefore these statements should not be read as guarantees of future performance or results. Some of the risks and uncertainties that could cause actual results, performance or achievements to differ include, without limitation, risks associated with market conditions and the satisfaction of customary closing conditions related to Offering. Additional risk factors related to the Company, its business and the Offering are discussed under “Risk Factors” and elsewhere in the prospectus supplement, dated January 17, 2020, with respect to the Registered Offering, and in our Annual Report on Form 10-K for the year ended March 31, 2019 and other filings with the SEC. All forward-looking statements are based on the Company’s current beliefs as well as assumptions made by and information currently available to the Company. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based, whether as a result of new information, future events or otherwise.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Common Stock Purchase Warrant
5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP
10.1	Form of Securities Purchase Agreement, dated January 17, 2020, by and between the Company and the Purchasers
23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.1)
99.1	Press Release, dated January 17, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aethlon Medical, Inc.

Dated: January 17, 2020	By:	/s/ James B. Frakes
James B. Frakes Chief Financial Officer

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